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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                               February 26, 2001

                        AMERICAN HONDA RECEIVABLES CORP.
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               (Exact name of registrant specified in its charter)

         CALIFORNIA                  333-92827                  33-0526079
----------------------------     ----------------           -------------------
(State or other jurisdiction     (Commission File             (IRS Employer
         of incorporation)           Number)                Identification No.)


AMERICAN HONDA RECEIVABLES CORP.
700 VAN NESS AVENUE
TORRANCE, CALIFORNIA                                             90501
----------------------------------------                    -------------------
(Address of principal executive offices)                       (Zip code)



    Registrant's telephone number, including area code:     (310) 781-4100
                                                            -------------------


                                    NO CHANGE
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          (Former name or former address, if changed since last report)



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Item 5.  OTHER EVENTS

Copies of the opinions of Dewey Ballantine LLP are being filed as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    American Honda Receivables Corp.



                                    By: /s/ Y. KOHAMA
                                        ---------------------------------------
                                    Name:   Y. Kohama
                                    Title:  President


Dated:  February 26, 2001


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